UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2009

DÉCOR PRODUCTS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-53272	20-8565429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 6 Economic Zone, Wushaliwu, Chang’an Town
Dongguan, Guangdong Province, China
(Registrant’s Address)
Registrant’s telephone number, including area code: 0769-85533948
  ________________

Copies to:
Greentree Financial Group, Inc.
7951 SW 6th Street, Suite 216
Plantation, FL 33324
(954) 424-2345 Tel
(954) 424-2230 Fax

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01 Change In Registrant’s Certifying Accountant
Item 9.01 Financial Statements and Exhibits
Exhibit-16 Letter from Traci J. Anderson, CPA
Signatures

This Amendment to Current Report on Form 8-K/A is filed by Décor Products International, Inc., a Florida corporation (the “Registrant”), in connection with the items set forth below.

ITEM 4.01. CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On October 29, 2009, Registrant's Board of Directors approved to dismiss Traci J. Anderson, CPA as its independent auditor, and engaged ZYCPA Company Limited as independent auditor to audit Registrant's financial statements for the year ended December 31, 2009 and to review Registrant's each of two quarterly reports ended September 30, 2009. The decision to make the change was approved by Registrant's Board of Directors. The Registrant does not have an audit committee.

During Registrant's two most recent fiscal years ended December 31, 2008 and 2007, the Registrant did not consult ZYCPA Company Limited with respect to any of the matters described in Item 304(a)(2) of Regulation S-K. In December 2008, ZYCPA Company Limited was retained as independent auditor to audit Wide Broad Group Limited (“Wide Broad”), a wholly-owned subsidiary of the Registrant incorporated under the laws of British Virgin Island, and Wide Broad’s wholly-owned subsidiary, Dongguan CHDITN Printing Co. Ltd., a company incorporated under the laws of Region of People's Republic of China.

Traci J. Anderson, CPA's audit reports regarding the Registrant's financial statements for the fiscal years ended December 31, 2008 and 2007, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to the uncertainty, audit scope or accounting principles, except that their audit reports for the years ended December 31, 2008 and 2007 contained a going concern qualification.

The Registrant and Traci J. Anderson, CPA have not, during the years ended December 31, 2008 and 2007, and subsequent interim period through October 29, 2009, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Traci J. Anderson, CPA's satisfaction, would have caused Traci J. Anderson, CPA to make reference to the subject matter of the disagreement in connection with its reports.

During the years ended December 31, 2008 and 2007, and subsequent interim period through October 29, 2009, Traci J. Anderson, CPA had not advised the Registrant of any of the enumerated items described in Item 304(a)(1)(v) of Regulation S-K or the item described in Item 304(a)(1)(vi) of Regulation S-K.

The Registrant has requested that Traci J. Anderson, CPA furnish a letter addressed to the Securities Exchange Commission stating whether or not Traci J. Anderson, CPA agrees with the statements in this 8-K/A.  A copy of such letter is filed as exhibit 16 attached hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit-16     Letter from Traci J. Anderson, CPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DÉCOR PRODUCTS INTERNATIONAL, INC.

Date: November 17, 2009	By:	/s/ Liu Rui Sheng
Liu Rui Sheng President, Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit Number	Description

16	Letter from Traci J. Anderson, CPA